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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): December 16, 2004

                               COMTECH GROUP, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

        000-2642                                             52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         c/o COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.


         Effective December 16, 2004, Mr. Bin Li resigned as a director of the Company.

         On December 16, 2004, Dr. Q. Y. Ma was appointed to fill the vacancy left on the board by Mr. Li's resignation. Dr. Ma has been appointed to serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

         Dr. Ma is the Managing Partner of Time Innovation Ventures (TIV), a venture capital firm focused on funding technology start-ups and joint ventures in China. Dr. Ma has over 18 years of hands-on R&D experience in North America. Dr. Ma has been an Associate Professor at the Columbia University (1994-2000). Dr. Ma's expertise includes microelectronics, superconductivity, RF circuits, MRI, and biomedical devices, technology transfer, and hi-tech start-ups. He has served as a technology consultant to IBM, General Electric, TRW, Du Pont as well as other leading electronic companies. Dr. Ma is a co-founder and advisor of Semiconductor Manufacture International Corp. He has invested several start-ups including Comlent, AIC, CSI, Mediachip, Suntek, and UniStar. He was elected as "Top Ten Returned Chinese Entrepreneurs of the Year" in 2002 by the China Investment Magazine of the State Planning and Development Commission. Dr. Ma has served as an adviser to the Ministry of Information Industry, Beijing Government, and a Senior Advisor to Zhangjiang Hi-Tech Park in Shanghai. Dr. Ma was the president of the Chinese Association for Science & Technology-USA, and is currently the president of Chinese-American Innovation & Development Association. Dr. Ma received his Ph.D. from Columbia University, and is a graduate of Stanford Executive Program (SEP) of Stanford Business School.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMTECH GROUP, INC.

                                        By: /s/ Jingwei Kang
                                            ---------------------------------
                                            Name: Jingwei (Jeffrey) Kang
                                            Title: Chief Executive Officer

Dated: December 22, 2004